                        THE PRUDENTIAL SERIES FUND, INC.

                       SUPPLEMENT, DATED FEBRUARY 1, 2001
                                       TO
                      STATEMENT OF ADDITIONAL INFORMATION,
                             DATED AUGUST 11, 2000

On January 31, 2001, shareholders of certain Portfolios of The Prudential Series Fund, Inc. (the "Fund") held a special meeting at which they approved a number of changes to the Fund. The following information supplements information contained in the Fund's Statement of Additional Information ("SAI") dated August 11, 2000.

Investment Restrictions

The following changes are made to investment restrictions 1-12 listed within the SAI:

Investment Restriction 1 is revised to read as follows:

  None of the Portfolios will buy or sell real estate, except that investments and securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indicies and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

Investment Restriction 3 is removed.

Investment Restriction 5 is revised to read as follows:

  None of the Portfolios will purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the Investment Company Act of 1940 and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

Investment Restriction 8 is revised to read as follows:

  None of the Portfolios will make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act of 1940 and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

Investment Restriction 9 is revised to read as follows:

  None of the Portfolios will act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Investment Restriction 10 is removed.

Investment Management Arrangements

The following replaces the "Prudential-Advised Funds" section on pages 29-32, except the advisory fee chart and the information about Franklin Advisers, The Dreyfus Corporation and Pacific Investment Management Company in that section:

Prudential Investments Fund Management LLC ("PIFM") serves as adviser and manages the business affairs of all Portfolios of the Fund, including each Portfolio that formerly was managed by The Prudential Insurance Company of America.

The Fund operates under a manager-of-managers structure. PIFM is authorized to select (with approval of the Board's independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PIFM monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that PIFM will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PIFM is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio's assets, and PIFM can change the allocations without Board or shareholder approval. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.

The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission ("SEC"). The current order permits us to hire or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential.

The current order imposes the following conditions:

  1. PIFM will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (i) set the Portfolios' overall investment strategies; (ii) select subadvisers;
      (iii) monitor and evaluate the performance of subadvisers; (iv) allocate and, when appropriate, reallocate a Portfolio's assets among its subadvisers in those cases where a Portfolio has more than one subadviser; and (v) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

  2. Before a Portfolio may rely on the order, the operation of the Portfolio in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of shares of such Portfolio to the public.

  3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a Portfolio's subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934, as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Portfolio a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

  4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

  5. No Director or officer of the Fund or director or officer of PIFM will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (i) ownership of interests in PIFM or any entity that controls, is controlled by or is under common control with PIFM, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

  6. PIFM will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or PIFM other than by reason of serving a subadviser to one or more Portfolios (an "Affiliated Subadviser") without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

  7. At all times, a majority of the members of the Board will be persons each of whom is not an "interested person" of the Fund as defined in
      Section 2(a)(19) of the Investment Company Act ("Independent Directors"), and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

  8. When a subadviser change is proposed for a Portfolio with an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which PIFM or the Affiliated subadviser derives an inappropriate advantage.

The Fund intends to seek an amendment to the current order or a new order from the SEC permitting us to (1) hire one or more new affiliated subadvisers without shareholder approval, (2) amend existing agreements with affiliated subadvisers without shareholder approval, and (3) disclose only the aggregate fees (both as a dollar amount and as a percentage of the Fund's net assets) paid to each unaffiliated subadviser ("Aggregate Fee Disclosure") by PIFM, not the Fund. We will, of course, comply with any conditions imposed by the SEC under any new or amended order.

The agreement between the Fund and PIFM, which was approved by the Board on August 22, 2000 and by shareholders on January 31, 2001, provides that: PIFM will administer the Fund's business affairs and supervise the Fund's investments and PIFM may engage one or more subadvisers for each Portfolio, which will have primary responsibility for determining what investments the Portfolio will purchase, retain, and sell; PIFM (or the subadviser, acting under PIFM's supervision) will select brokers to effect trades for the Portfolio, and may pay a higher commission to a broker that provides research services; PIFM will pay the salaries and expenses of any employee or officer of the Fund (other than the fees and expenses of the Fund's independent directors) and all expenses incurred by PIFM in connection with managing the Fund's business, except expenses covered by the Fund under the agreement (i.e., fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets, fees and expenses of the Fund's independent directors, custodial fees and expenses, transfer and dividend disbursing fees and expenses, legal counsel and independent accountant charges and expenses, brokers' commissions and transfer taxes, other local, state or federal taxes, trade association expenses, certificate expenses, fidelity bond and insurance, registration expenses, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and any expenses assumed by the Fund under any distribution plan); PIFM will pay any subadvisory fee; PIFM may replace a Portfolio's subadviser or amend a subadvisory agreement; and if a Portfolio has more than one subadviser, PIFM will determine the allocation of assets among the Portfolio's subadvisers. The agreement may be terminated by either party on not more than 60 days written notice.

The agreements between PIFM and each subadviser generally provide that: the subadviser will provide day-to-day management of the portion of the Portfolio allocated to it; the subadviser will select brokers to effect trades for the Fund and may pay a higher commission to a broker that provides research services; the subadviser will maintain certain books and records on behalf of the Fund; and PIFM will be responsible for compensating the subadviser for its services out of the investment advisory fee PIFM receives from the Portfolio. The agreements generally permit the Fund, PIFM or the subadviser to terminate the agreement on not more than 60 days written notice.

PIFM currently charges the following annual advisory fees: 0.55% for the Conservative Balanced Portfolio, 0.40% for the Diversified Bond Portfolio, 0.75% for the Diversified Conservative Growth Portfolio, 0.45% for the Equity Portfolio, 0.60% for the Flexible Managed Portfolio, 0.75% for the Global Portfolio, 0.40% for the Government Income Portfolio, 0.55% for the High Yield Bond Portfolio, 0.40% for the Money Market Portfolio, 0.45% for the Natural Resources Portfolio, 0.60% for the Prudential Jennison Portfolio, 0.40% for the Small Capitalization Stock Portfolio, 0.35% for the Stock Index Portfolio, 0.40% for the Prudential Value Portfolio, 0.75% for the 20/20 Focus Portfolio and 0.40% for the Zero Coupon Bond Portfolio 2005.

PIFM currently pays the following annual advisory fees to Prudential Investment Corporation ("PIC") based on the portion of the Portfolio managed by PIC:
0.275% for the Conservative Balanced Portfolio, 0.20% for the Diversified Bond Portfolio, 0.375% for the Diversified Conservative Growth Portfolio, 0.30% for the Flexible Managed Portfolio, 0.20% for the Government Income Portfolio, 0.275% for the High Yield Bond Portfolio, 0.20% for the Money Market Portfolio, 0.26% for the Small Capitalization Stock Portfolio, 0.175% for the Stock Index Portfolio and 0.20% for the Zero Coupon Bond Portfolio 2005.

PIFM currently pays the following annual advisory fees to Jennison Associates LLC ("Jennison") based on the portion of the Portfolio managed by Jennison:

    Diversified Conservative Growth Portfolio (Growth portion)
        0.30% for first $300 million in assets;
        0.25% for assets above $300 million

    Diversified Conservative Growth Portfolio (Value portion)
        0.375% for all assets

    Equity Portfolio
        0.225% for all assets

    Global Portfolio
        0.375% for all assets

    Natural Resources Portfolio
        0.225% for all assets

    Prudential Jennison Portfolio
        0.75% for first $10 million in assets;
        0.50% for next $30 million in assets;

        0.35% for next $25 million in assets;
        0.25% for next $335 million in assets;
        0.22% for next $600 million in assets;
        0.20% for assets above $1 billion.

    Prudential Value Portfolio
        0.20% for all assets

    20/20 Focus Portfolio (Growth portion)
        0.30% for first $300 million in assets;
        0.25% for assets above $300 million

    20/20 Focus Portfolio (Value portion)
        0.375% for all assets

PIFM currently pays the following annual advisory fees to Salomon Brothers Asset Management Inc. ("Salomon") based on the portion of the Equity Portfolio managed by Salomon: 0.40% for the first $50 million in assets, 0.30% for the next $250 million in assets, and 0.155% for assets over $300 million. For purposes of calculating these fees, the assets of the Equity Portfolio are combined with the assets of the PIFM-advised retail fund counterpart to that Portfolio.

PIFM currently pays the following annual advisory fees to GE Asset Management Incorporated ("GEAM") based on the portion of the Equity Portfolio managed by
GEAM: 0.30% for the first $50 million in assets, 0.20% for the next $250 million in assets, and 0.15% for assets over $300 million. For purposes of calculating these fees, the assets of the Equity Portfolio are combined with the assets of the PIFM-advised retail fund counterpart to that Portfolio.

PIFM currently pays the following annual advisory fees to Deutsche Asset Management Inc. ("Deutsche") based on the portion of the Prudential Value Portfolio managed by Deutsche: 0.29% for the first $50 million in assets, 0.23% for the next $250 million in assets, and 0.15% for assets over $300 million. For purposes of calculating these fees, the assets of the Prudential Value Portfolio are combined with the assets of the PIFM-advised retail fund counterpart to that Portfolio.

PIFM currently pays the following annual advisory fees to Key Asset Management Inc. ("Key") based on the portion of the Prudential Value Portfolio managed by
Key: 0.29% for the first $50 million in assets, 0.23% for the next $250 million in assets, and 0.15% for assets over $300 million. For purposes of calculating these fees, the assets of the Prudential Value Portfolio are combined with the assets of the PIFM-advised retail fund counterpart to that Portfolio.

The Fund, PIFM, PIC, Jennison, Salomon, GEAM, Deutsche and Key have all adopted codes of ethics which have been approved by the Board of Directors of the Fund. The codes permit personnel subject to them, including the portfolio managers, to invest in securities for their personal account, including securities that may be purchased or held by the Fund. The codes, however, include protective provisions that prohibit certain investments and implement certain black-out periods, i.e., periods during which personnel may not make certain investments.

Management of the Fund

The following replaces the information in "Management of the Fund" on pages 44-
45:

The names of all directors and major officers of the Fund and the principal occupation of each during the last 5 years are shown below. The address of each director and officer is 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077.

Directors of the Fund

Eugene C. Dorsey, 73, Director--Retired President, Chief Executive Officer and Trustee of the Gannett Foundation (now Freedom Forum); former publisher of four Gannett newspapers and Vice President of Gannett Company; past Chairman of Independent Sector (national coalition of philanthropic organizations); former Chairman of the American Council for the Arts; former Director of the Advisory Board of Chase Manhattan Bank of Rochester and Director or Trustee of several funds within the Prudential Mutual Funds Complex.

Saul K. Fenster, 67, Director--President, New Jersey Institute of Technology. He serves as a Commissioner of the Middle States Association, Commission on Higher Education. He is currently a member of the New Jersey Commission on Science and Technology and a director of the New Jersey State Chamber of Commerce. Mr. Fenster serves on the boards of the Society of Manufacturing Engineering Education Foundation, the Research and Development Council of New Jersey, Prosperity New Jersey, Inc., the Edison Partnership, National Action Council for Minorities in Engineering; Director of IDT Corporation and Director or Trustee of several funds within the Prudential Mutual Funds complex.

Delayne D. Gold, 62, Director--Marketing and Management Consultant; Director or Trustee of several funds within the Prudential Mutual Funds complex.

Robert F. Gunia*, 53, Vice President and Director--Executive Vice President and Chief Administrative Officer (since June 1999) of Prudential Investments; Corporate Vice President (September 1997-March 1999) of The Prudential Insurance Company of America ("Prudential"); Executive Vice President and Treasurer (since December 1996) of Prudential Investments Fund Management LLC ("PIFM"); President (since April 1999) of Prudential Investment Management Services LLC ("PIMS"); former Senior Vice President (March 1987-May 1999) and former Chief Administrative Officer (July 1989-September 1996) of Prudential Securities Incorporated ("Prudential Securities"); Director (January 1989-September 1996), Executive Vice President, Treasurer and Chief Financial Officer (June 1987-December 1996) of Prudential Mutual Fund Management, Inc. ("PMF"); Vice President and Director (since May 1989) of The Asia Pacific Fund, Inc. and Director or Trustee of several funds within the Prudential Mutual Funds complex.

Maurice F. Holmes, 57, Director--Director of Center for Innovation in Product Development, Professor of Engineering, Massachusetts Institute of Technology (since January 1998), Chief Engineer and Corporate Vice President, Xerox Corporation (1972- 1997); and Director or Trustee of several funds within the Prudential Mutual Funds complex.

Robert E. LaBlanc, 66, Director--President of Robert E. LaBlanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom. Director of Storage Technology Corporation, Chartered Semiconductor Manufacturing, Ltd., Titan Corporation, Salient 3 Communications, Inc. and Tribune Company; Trustee of Manhattan College; and Trustee or Director of several funds within the Prudential Mutual Funds complex.

Douglas H. McCorkindale, 61, Director--CEO (since May, 2000), Vice Chairman (since 1984) and President (since September 1997) of Gannett Co. Inc. (publishing and media); Director of Gannett Co., Inc., Frontier Corporation and Continental Airlines, Inc.; and Director or Trustee of several funds within the Prudential Mutual Funds complex.

W. Scott McDonald, Jr. Ph.D, 63, Director--Vice President, Kaludis Consulting Group, Inc. (a Sallie Mae company serving higher education). From 1991 to 1995, Chief Operating Officer, Fairleigh Dickinson University. From 1975-1991, Executive Vice President and Chief Operating Officer, Drew University. A founding director of School, College and University Underwriters Ltd. and Director or Trustee of several funds within the Prudential Mutual Funds complex.

Thomas T. Mooney, 58, Director--President of the Greater Rochester Metro Chamber of Commerce; former Rochester City manager; former Deputy Monroe County Executive; Trustee of Center for Governmental Research, Inc.; Director of Blue Cross of Rochester, Monroe County Water Authority, Executive Service Corps of Rochester and Director or Trustee of several funds within the Prudential Mutual Funds complex.

Stephen P. Munn, 58, Director--Chairman, President and Chief Executive Officer, Carlisle Companies Incorporated (manufacturer of industrial products) and; Director or Trustee of several funds within the Prudential Mutual Funds complex.

David R. Odenath*, 43, Chairman, President and Director--Officer in Charge, President, Chief Executive Officer and Chief Operating Officer (since June
1999) of PIFM; Senior Vice President (since June 1999) of Prudential; Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc. and Director or Trustee of several funds within the Prudential Mutual Funds complex.

Richard A. Redeker, 57, Director--Former employee of Prudential Investments (October 1996-December 1998); prior thereto, President, Chief Executive Officer and Director (October 1993-September 1996) of PMF. Executive Vice President, Director and Member of the Operating Committee (October 1993-September 1996) of Prudential Securities; Director (October 1993-September 1996) of Prudential Securities Group, Inc.; Executive Vice President, The Prudential Investment Corporation (January 1994-September

1996); Director (January 1994-September 1996) of Prudential Mutual Fund Distributors, Inc. and Prudential Mutual Fund Services, Inc. and Director or Trustee of several funds within the Prudential Mutual Funds complex.

Judy A. Rice*, 52, Director--Executive Vice President (since 1999) of Prudential Investments; Executive Vice President (since 1999) of PIFM; formerly, various positions to Senior Vice President (1992-1999), Prudential Securities, Inc. and Director or Trustee of several funds within the Prudential Mutual Funds complex.

Robin B. Smith, 61, Director--Chairman and Chief Executive Officer (since August 1996), formerly President and Chief Executive Officer (January 1988-August 1996) and President and Chief Operating Officer of Publishers Clearing House; Director of BellSouth Corporation, Texaco, Inc., Springs Industries, Inc. and Kmart Corporation; and Director or Trustee of several funds within the Prudential Mutual Funds complex.

Stephen Stoneburn, 57, Director--President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media. Senior Vice President of Fairchild Publications, Inc. and Director or Trustee of several funds within the Prudential Mutual Fund complex.

Nancy H. Teeters, 70, Director--Economist; former Vice President and Chief Economist, International Business Machines Corporation; former Director of Inland Steel Industries (July 1984-1999); and Director or Trustee of several funds within the Prudential Mutual Funds complex.

Joseph Weber Ph.D, 76, Director--Vice President, Finance, Interclass (international corporate learning) since 1991. Former President, The Alliance for Learning. Retired Vice President, Member of the Board of Directors, Member of the Executive and Operating Committees, Hoffmann-LaRoche Inc. Member, Board of Overseers, New Jersey Institute of Technology. Trustee and Vice Chairman Emeritus, Fairleigh Dickinson University; and Director or Trustee of several funds within the Prudential Mutual Funds complex.

Louis A. Weil, III, 59, Director--Former Chairman (January 1999-July 2000), President and Chief Executive Officer (January 1996-July 2000) and Director (since September 1991) of Central Newspapers, Inc.; Chairman of the Board (since January 1996), Publisher and Chief Executive Officer (August 1991-December 1995) of Phoenix Newspapers, Inc.; and Director or Trustee of several funds within the Prudential Mutual Funds complex.

Clay T. Whitehead, 61, Director--President of National Exchange Inc. (new business development firm) and Director or Trustee of several funds within the Prudential Mutual Funds complex.

Officers Who Are Not Directors

William V. Healey, Assistant Secretary--Vice President and Associate General Counsel of Prudential and Chief Legal Officer of Prudential Investments since 1998; Director, ICI Mutual Insurance Company since 1999; prior to 1998, Associate General Counsel of the Dreyfus Corporation.

Jeffrey Scarbel, Assistant Treasurer--Vice President of Prudential.

C. Christopher Sprague, Secretary--Assistant General Counsel of Prudential since 1994.

Grace C. Torres, Treasurer and Principal Financial and Accounting Officer-- First Vice President of PIFM since 1996, prior to 1996: First Vice President of Prudential Securities Inc.
--------
* This member of the Board is an interested person of the Fund as defined in the 1940 Act. They are interested persons of the Fund because they are officers and/or affiliated persons of PIFM, the investment adviser to the Fund. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Fund and PIFM, must be approved by a majority of the members of the Board who are not interested persons of the Fund.

No director or officer of the Fund who is also an officer, director or employee of Prudential or its affiliates is entitled to any remuneration from the Fund for services as one of its directors or officers. Each independent director is paid a fee for each Prudential mutual fund group or "cluster" for which he or she serves. For each cluster, each independent director receives a annual retainer fee of $55,000 plus an additional $2,000 per year for serving as a member of the audit or nominating committee. In addition, members that serve on a coordinating executive committee receive an additional annual retainer of $8,000. These fees are shared by all of the funds in the cluster, so this Fund pays a portion of these fees. The independent directors are also reimbursed for all expenses incurred in connection with attendance at meetings.

The following table sets forth the aggregate compensation paid by the Fund to the independent directors for the fiscal year ended December 31, 1999 and the aggregate compensation paid to such directors for service on the Fund's Board and the Boards of any other investment companies managed by Prudential for the calendar year ended December 31, 1999.

                               Compensation Table

                                           Pension or                 Total
                                           Retirement  Estimated  Compensation
                                            Benefits     Annual   From Fund and
                              Aggregate    Accrued as   Benefits  Fund Complex*
                             Compensation Part of Fund    Upon       Paid to
     Name and Position        From Fund     Expenses   Retirement  Directors**
     -----------------       ------------ ------------ ---------- -------------
Eugene C. Dorsey,
 Director..................    $     0        $ 0         $ 0       $103,574
Saul K. Fenster, Director..    $22,800        $ 0         $ 0       $ 35,000
Delayne D. Gold, Director..    $     0        $ 0         $ 0       $144,500
Robert F. Gunia, Director..    $     0        $ 0         $ 0       $      0
Maurice F. Holmes,
 Director..................    $    --        $--         $ 0       $      0
                                     0          0
Robert E. LaBlanc,
 Director..................    $    --        $ 0         $ 0       $ 61,250
                                     0
Douglas H. McCorkindale,
 Director..................    $     0        $ 0         $ 0       $ 97,916
W. Scott McDonald, Jr.,
 Director..................    $22,800        $ 0         $ 0       $ 35,000
Thomas T. Mooney,
 Director..................    $     0        $ 0         $ 0       $135,102
Stephen P. Munn, Director..    $     0        $ 0         $ 0       $ 62,250
David R. Odenath, Jr.,
 Director..................    $     0        $ 0         $ 0       $      0
Richard A. Redeker,
 Director..................    $     0        $ 0         $ 0       $ 95,000
Judy A. Rice, Director.....    $     0        $ 0         $ 0       $      0
Robin B. Smith, Director...    $     0        $ 0         $ 0       $156,478
Stephen Stoneburn,
 Director..................    $     0        $ 0         $ 0       $ 61,250
Nancy H. Teeters,
 Director..................    $     0        $ 0         $ 0       $ 97,000
Joseph Weber, Director.....    $22,800        $ 0         $ 0       $ 35,000
Louis A. Weil, III,
 Director..................    $     0        $ 0         $ 0       $ 96,000
Clay T. Whitehead,
 Director..................    $     0        $ 0         $ 0       $ 77,000

--------
 * Information is for the calendar year ended December 31, 1999 for 50 funds in the Prudential mutual funds complex. With respect to the independent directors other than Messrs. Fenster, McDonald and Weber, each such director was paid by other funds within the Prudential complex, and not by the Fund. Interested directors of the Fund (currently Mr. Odenath, Mr. Gunia and Ms. Rice) are compensated by Prudential.
** Certain of the director/trustee fees depicted in the table include amounts representing deferred compensation.

As of April 1, 2000, the directors and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Fund.

                       THE PRUDENTIAL SERIES FUND, INC.
                        Conservative Balanced Portfolio
                          Diversified Bond Portfolio
                   Diversified Conservative Growth Portfolio
                               Equity Portfolio
                          Flexible Managed Portfolio
                               Global Portfolio
                          Government Income Portfolio
                           High Yield Bond Portfolio
                            Money Market Portfolio
                          Natural Resources Portfolio
                         Prudential Jennison Portfolio
                     Small Capitalization Stock Portfolio
                             Stock Index Portfolio
              Value Portfolio (formerly Equity Income Portfolio)
                             20/20 Focus Portfolio
                        Zero Coupon Bond Portfolio 2005

                      Supplement, dated February 1, 2001
                                      to
                       Prospectus, dated April 30, 2000

   On January 31, 2001, shareholders of the above-referenced Portfolios of The Prudential Series Fund, Inc. (the "Fund") held a special meeting at which they approved a number of changes to the Fund. The following information supplements information contained in the Fund's Prospectus dated April 30, 2000.

   Not all Portfolios are available under all variable life and annuity contracts. Please refer to your contract and the Prospectus for your contract to determine which Portfolios are available under your contract.

Objective of Value Portfolio (formerly Equity Income Portfolio)

   Shareholders approved a new fundamental investment objective for this Portfolio. To reflect the changed objective, the name was changed to the Prudential Value Portfolio. The following information replaces the information about the Equity Income Portfolio in the sections titled "Investment Objectives and Principal Strategies" and "How the Portfolios Invest-- Investment Objectives and Policies":

     The investment objective of the Prudential Value Portfolio is to seek capital appreciation. It will seek to achieve this objective by focusing on undervalued stocks--those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth.

Investment Policies

   The following information supplements the information in the section titled, "How the Portfolios Invest--Investment Objectives and Policies":

 Conservative Balanced Portfolio and Flexible Managed Portfolio

   The stock portions of these Portfolios generally are managed as index funds. The Conservative Balanced Portfolio's equity holdings are designed to mirror the holdings of the S&P 500 Composite Stock Price Index. The Flexible Managed Portfolio's equity holdings are chosen according to an "enhanced index style", under which the portfolio managers utilize a quantitative approach in seeking to outperform the benchmark index (i.e., the S&P 500 Composite Stock Price Index) and to limit the possibility of significantly underperforming that benchmark.

   Each Portfolio may invest in exchange-traded funds.

 Diversified Bond Portfolio

   Usually, at least 65% of the Portfolio's total assets will be invested in debt securities that are investment grade. The Portfolio may invest up to 35% of total assets in debt securities rated below investment grade.

   The Portfolio may invest up to 20% of total assets in debt securities issued outside the United States by U.S. or foreign issuers, whether or not such securities are denominated in the U.S. dollar. The Portfolio may invest in forward foreign currency exchange contracts.

 Diversified Conservative Growth Portfolio

   The segment of the Portfolio focusing on value-oriented large-cap stocks is now managed by Jennison Associates LLC.

 Government Income Portfolio

   The Portfolio's former policies to (i) invest "at least 65% of the Portfolio's total assets in U.S. government securities . . ." and (ii) invest "up to 35% of its total assets in money market instruments, foreign government securities . . ." have been amended to refer instead to the Portfolio's "net assets."

   The Portfolio may invest up to 15% of its assets in zero coupon bonds.

 Small Capitalization Stock Portfolio and Stock Index Portfolio

   Each Portfolio may invest in exchange-traded funds.

   Each Portfolio may enter into short sales. No more than 5% of either Portfolios' total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

 20/20 Focus Portfolio

   The Portfolio's limit of 5% of assets held in cash is replaced with the following policy: "We intend to be fully invested under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate."

New Investment Adviser

   Shareholders approved a new agreement under which Prudential Investments Fund Management LLC, a subsidiary of The Prudential Insurance Company of America, will serve as investment adviser to the Fund. Previously, The Prudential Insurance Company of America ("Prudential") served as investment adviser. Shareholders also approved a new "manager-of-managers" structure for the Fund. The following information replaces the information about Prudential in the section titled "How the Fund is Managed--Investment Adviser":

     Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Fund. PIFM is located at 100 Mulberry Street, Newark, N.J. 07102-4077. PIFM and its predecessors have served as manager and administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to 48 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $74.7 billion.

   The Fund uses a "manager-of-managers" structure. Under this structure, PIFM is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PIFM also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PIFM can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

New Investment Sub-Advisers

   As a result of a transition of most of Prudential's equity management activities from Prudential Investment Corporation ("PIC") to Jennison Associates LLC ("Jennison"), and the changes in the overall investment adviser from Prudential to PIFM noted above, shareholders approved new sub-advisory agreements with PIC and Jennison. In addition, shareholders have approved new sub-advisory agreements with sub-advisers not affiliated with Prudential for the Equity Portfolio and the Prudential Value Portfolio (formerly the Equity Income Portfolio). The following information replaces the information about PIC and Jennison in the section titled "How the Fund is Managed--Investment Sub-Advisers." The information in that section about the Diversified Conservative Growth Portfolio remains the same, except that Jennison now manages the equity portion of that Portfolio formerly managed by PIC.

   Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PIFM pays each sub-adviser out of the fee that PIFM receives from the Fund.

   Jennison serves as the sole sub-adviser for the Global Portfolio, the Natural Resources Portfolio, the Prudential Jennison Portfolio and the 20/20 Focus Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio, the Equity Portfolio and the Prudential Value Portfolio. It is expected that under normal circumstances, Jennison will manage approximately 50% of each of the Equity and Prudential Value Portfolios. Jennison's address is 466 Lexington Avenue, New York, NY 10017. As of September 30, 2000, Jennison had over $86.2 billion in assets under management for institutional and mutual fund clients.

   Prudential Investment Corporation serves as the sole sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, the Stock Index Portfolio and the Zero Coupon Bond Portfolio 2005. PIC serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio (under normal circumstances approximately 20% of assets). PIC's address is 751 Broad Street, Newark, NJ 07102.

   Salomon Brothers Asset Management Inc. ("Salomon") serves as sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of September 30, 2000, the investment advisers within SSB Citi Asset Management Group managed approximately $396 billion in total assets. Salomon's address is 7 World Trade Center, 38th Floor, New York, New York 10048.

   GE Asset Management Incorporated ("GEAM") serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. As of September 30, 2000, GEAM's total assets under management exceeded $123 billion. GEAM's address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

   Deutsche Asset Management Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a subadviser for a portion of the assets of the Prudential Value Portfolio (formerly the Equity Income Portfolio). It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 2000 Deutsche's total assets under management exceeded $17 billion. Deutsche's address is 280 Park Avenue, New York, New York 10017.

   Key Asset Management Inc. ("Key") serves as a subadviser for a portion of the assets of the Prudential Value Portfolio (formerly the Equity Income Portfolio). It is expected that under normal circumstances Key will manage approximately 25% of the Portfolio. Key is a wholly-owned subsidiary of KeyCorp, Inc. As of September 30, 2000, Key's total assets under management exceeded $32 billion. Key's address is 127 Public Square, Cleveland, Ohio 44114.

New Portfolio Managers

   The following information replaces the information in the section titled "How the Fund is Managed--Portfolio Managers."

 An Introductory Note About Fixed Income Management

   Prudential Investments' Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income, High Yield Bond, Money Market and Zero Coupon Bond 2005 Portfolios, manages more than $127 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

   Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading and corporate bond investing.

   Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to his appointment in 1999, he was Senior Managing Director of the Capital Management Group where has was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

   The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

 Conservative Balanced Portfolio and Flexible Managed Portfolio

   These Portfolios are managed by a team of portfolio managers. Mark Stumpp, Ph.D., Senior Managing Director of Prudential Investments, a division of Prudential, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

   The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolios. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the

Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

   The equity portion of the Conservative Balanced Portfolio is managed by Mark Stumpp, John Moschberger, and Michael Lenarcic. Mr. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within Prudential's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, Vice President of Prudential Investments, manages the portions of each Portfolio designed to duplicate the performance of the S&P 500. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

   The equity portion of the Flexible Managed Portfolio is managed by Mark Stumpp, John Moschberger, and James Scott. The backgrounds of Mr. Stumpp and Mr. Moschberger are discussed above. James Scott is a Senior Managing Director of Prudential Investments Quantitative Management. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

 Diversified Bond Portfolio

   The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. The Corporate Team is described above in the description of the Conservative Balanced and Flexible Managed Portfolios.

 Diversified Conservative Growth Portfolio

   William Powers manages the portion of the Portfolio assigned to PIMCO. He is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy groups. He is also one of five generalists in PIMCO's portfolio management group, and co-heads the firm's mortgage team. Mr. Powers joined the firm 10 years ago, having been previously associated with Salomon Brothers, and with Bear Stearns as Senior Managing Director specializing in mortgage-backed securities. He has 17 years of investment experience, holds a bachelor's degree in Economics from Princeton University and an M.B.A. from Stanford Graduate School of Business.

   The High Yield Team, headed by Casey Walsh and Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to PIC. For further information about the High Yield Team, see "High Yield Bond Portfolio" below.

   The large-cap growth equity portion of the Portfolio advised by Jennison is managed by Spiros "Sig" Segalas, Michael A. Del Balso, and Kathleen A. McCarragher. Mr. Segalas is a founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison last year after a 20 year investment career, including positions with Weiss, Peck & Greer and State Street Research and Management Company, where she was a member of the Investment Committee.

   The large-cap value equity portion of the Portfolio advised by Jennison is managed by Thomas Kolefas. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles Co., L.P., where he headed the Large /Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. and an M.B.A. from New York University and holds a Chartered Financial Analyst (C.F.A.) designation.

   Edward B. Jamieson, Michael McCarthy and Aidan O'Connell manage the portion of the Portfolio assigned to Franklin. Mr. Jamieson is an Executive Vice President of Franklin and Managing Director of Franklin's equity and high yield groups. He has been with Franklin since 1987. Mr. McCarthy joined Franklin in 1992 and is a vice president and portfolio manager specializing in research analysis of several technology groups. Mr. O'Connell joined Franklin in 1998 and is a research analyst specializing in research analysis of the semiconductor and semiconductor capital equipment industries. Prior to joining Franklin, Mr. O'Connell was a research associate and corporate finance associate with Hambrecht & Quist.

   William R. Rydell, CFA, and Mark W. Sikorski, CFA, manage the portion of the Portfolio assigned to Dreyfus. Mr. Rydell is a portfolio manager of Dreyfus and is the President and Chief Executive Officer of Mellon Equity Associates LLP. Mr. Rydell has been in the Mellon organization since 1973. Mr. Sikorski is a portfolio manager of Dreyfus and a Vice President of Mellon Equity Associates LLP. Mr. Sikorski has been in the Mellon organization since 1996. Prior to joining Mellon, he managed various corporation treasury projects for Northeast Utilities, including bond refinancing and investment evaluations.

 Equity Portfolio

   Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since August 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

   Richard Sanderson, Director of Research for GE, will manage the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

   Michael Kagan, a Director of Salomon, will manage the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

 Global Portfolio

   Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of PIC. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

 Government Income Portfolio and Zero Coupon Bond Portfolio 2005

   The U.S. Liquidity Team, headed by Michael Lillard, is primarily responsible for overseeing the day-to-day management of the Portfolios. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

 High Yield Bond Portfolio

   The High Yield Team, headed by Casey Walsh and Paul Appleby, is primarily responsible for overseeing the day-to-day management of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

 Money Market Portfolio

   The Money Market Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

 Natural Resources Portfolio

   Leigh Goehring and Mark DeFranco manage this Portfolio. Mr. Goehring, a Vice President of Jennison since September 2000, has been managing this Portfolio since 1991. Prior to joining Jennison, he was a Vice President of PIC. Mr. Goehring joined Prudential in 1986. Prior to joining Prudential, Mr. Goehring managed general equity accounts in the Trust Department at Bank of New York. He earned a B.A. from Hamilton College with a double major in Economics and Mathematics. Mr. DeFranco, a Vice President of Jennison, joined Jennison in 1998 with over 12 years of experience in the investment industry, including positions at Pomboy Capital (1995 to 1998) as a precious metals equity analyst and portfolio manager and Comstock Partners, where he was an equity analyst. Mr. DeFranco received a B.A. from Bates College and an M.B.A. from Columbia University Graduate School of Business.

 Prudential Jennison Portfolio

   This Portfolio has been managed by Messrs. Segalas and Del Balso and Ms. McCarragher of Jennison since 1999. For more information about these managers, see "Diversified Conservative Growth Portfolio" above.

 Small Capitalization Stock Portfolio

   Wai Chiang, Vice President of Prudential Investments, has managed this Portfolio since its inception in 1995. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986.

 Stock Index Portfolio

   John Moschberger, CFA, Vice President of Prudential Investments, has managed this Portfolio since 1990. For more information about Mr. Moschberger, see "Conservative Balanced Portfolio and Flexible Managed Portfolio" above.

 Prudential Value Portfolio (formerly Equity Income Portfolio)

   Thomas Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. For more information about Mr. Kolefas, see "Diversified Conservative Growth Portfolio" above. For more information about Mr. Goldberg, see "Equity Portfolio" above.

   James Giblin, a Chartered Financial Analyst, will manage the portion of the Portfolio assigned to Deutsche. Mr. Giblin joined Deutsche in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

   Neil A. Kilbane will manage the portion of the Portfolio assigned to Key. Mr. Kilbane is a Senior Portfolio Manager and Managing Director for Key, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Key in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

 20/20 Focus Portfolio

   Spiros Segalas, Director, President and Chief Investment Officer of Jennison, manages the growth portion of the Portfolio. For more information about Mr. Segalas, see "Diversified Conservative Growth Portfolio" above.

   Bradley Goldberg, Executive Vice President of Jennison, manages the value portion of the Portfolio. For more information about Mr. Goldberg, see "Equity Portfolio" above.

Natural Resources Portfolio: Change to Non-Diversified

   Shareholders of the Fund's Natural Resources Portfolio have changed this portfolio from a diversified portfolio to a non-diversified portfolio. As a non-diversified portfolio, the Natural Resources Portfolio can accumulate larger positions in single issuers. Thus, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings.